EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

Fourth Quarter 2020

All information included in this financial supplement is unaudited.
This financial supplement includes information from prior periods which have been revised.

This financial supplement should be read in conjunction with Equitable Holdings, Inc.’s (“EQH”) Annual Report on Form 10-K for the year ended December 31, 2020.
Equitable Holdings’ filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

4Q 2020 Financial Supplement	2

Consolidated Financials
and Key Metrics

4Q 2020 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	Change	12/31/2019	12/31/2020	Change

Net income (loss)	$(850)	$5,425	$(3,933)	$(705)	$(1,136)	(33.6)%	$(1,467)	$(349)	76.2%
Net income (loss) attributable to the noncontrolling interest	(96)	(37)	(86)	(74)	(102)	(6.3)%	(297)	(299)	(0.7)%
Net income (loss) attributable to Holdings	$(946)	$5,388	$(4,019)	$(779)	$(1,238)	(30.9)%	$(1,764)	$(648)	63.3%

Non-GAAP Operating Earnings (1)	$653	$535	$451	$568	$748	14.5%	$2,357	$2,302	(2.3)%

Total equity attributable to Holdings' shareholders	$13,456	$19,981	$17,498	$17,300	$15,576	15.8%	$13,456	$15,576	15.8%
Less: Preferred Stock	775	775	775	1,269	1,269	63.7%	775	1,269	63.7%
Total equity attributable to Holdings' common shareholders	12,681	19,206	16,723	16,031	14,307	12.8%	12,681	14,307	12.8%
Less: Accumulated other comprehensive income (loss)	844	2,289	3,928	4,188	3,863	357.7%	844	3,863	357.7%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$11,837	$16,917	$12,795	$11,843	$10,444	(11.8)%	$11,837	$10,444	(11.8)%

Return on Equity (ex. AOCI) - TTM	(13.4)%	31.5%	0.2%	(2.9)%	(5.4)%		(13.4)%	(5.4)%
Non-GAAP Operating ROE (1)	17.9%	17.1%	16.7%	16.3%	17.3%		17.9%	17.3%

Debt to capital:
Debt to Capital	23.4%	17.4%	19.0%	19.2%	20.9%		23.4%	20.9%
Debt to Capital (ex. AOCI)	24.6%	19.2%	23.3%	23.9%	26.0%		24.6%	26.0%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$(1.99)	$11.60	$(8.94)	$(1.77)	$(2.84)	(42.5)%	$(3.57)	$(1.56)	56.5%
Non-GAAP Operating Earnings (1)	$1.37	$1.13	$0.98	$1.24	$1.65	19.7%	$4.78	$4.99	4.6%
Book value per common share	$27.35	$42.63	$37.21	$36.05	$32.46	18.7%	$27.35	$32.46	18.7%
Book value per common share (ex. AOCI)	$25.53	$37.55	$28.47	$26.63	$23.70	(7.2)%	$25.53	$23.70	(7.2)%

Weighted-average common shares outstanding:
Basic	474.9	461.0	450.4	447.5	442.8	(6.8)%	493.6	450.4	(8.7)%
Diluted	474.9	463.5	450.4	447.5	442.8	(6.8)%	493.6	450.4	(8.7)%

Ending common shares outstanding	463.7	450.5	449.4	444.7	440.8	(4.9)%	463.7	440.8	(4.9)%

Return to common shareholders:
Common stock dividend	$70	$69	$77	$76	$75		$285	$297
Repurchase of common shares (3)	563	205	25	100	100		1,350	430
Total capital returned to common shareholders	$633	$274	$102	$176	$175		$1,635	$727

Market Values:
S&P 500	3,231	2,585	3,100	3,363	3,756	16.3%	3,231	3,756	16.3%
US 10-Year Treasury	1.9%	0.7%	0.7%	0.7%	0.9%		1.9%	0.9%

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-K.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3) Fourth quarter 2019 repurchase of common shares includes $400 million accelerated from 2020. Including the accelerated $400m repurchases of common shares in 2020 results in $830 million of repurchases of common shares, or $1,127 million of total capital returned to common shareholders for 2020.

4Q 2020 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Years Ended
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	Change	12/31/2019	12/31/2020	Change

Revenues
Policy charges and fee income	$931	$996	$877	$914	$948	1.8%	$3,778	$3,735	(1.1)%
Premiums	300	289	244	221	243	(19.0)%	1,147	997	(13.1)%
Net derivative gains (losses)	(1,689)	9,400	(6,038)	(1,472)	(3,612)	(113.9)%	(4,012)	(1,722)	57.1%
Net investment income (loss)	884	629	1,022	879	947	7.1%	3,699	3,477	(6.0)%
Investment gains (losses), net	(103)	4	169	17	554	637.9%	73	744	919.2%
Investment management and service fees	1,208	1,136	1,052	1,126	1,294	7.1%	4,380	4,608	5.2%
Other income	145	155	124	155	142	(2.1)%	554	576	4.0%
Total revenues	1,676	12,609	(2,550)	1,840	516	(69.2)%	9,619	12,415	29.1%

Benefits and other deductions
Policyholders’ benefits	834	2,776	736	1,034	780	(6.5)%	4,385	5,326	21.5%
Interest credited to policyholders’ account balances	319	317	307	306	292	(8.5)%	1,263	1,222	(3.2)%
Compensation and benefits	558	526	469	503	598	7.2%	2,081	2,096	0.7%
Commissions and distribution related payments	337	338	302	342	369	9.5%	1,242	1,351	8.8%
Interest expense	54	52	48	52	48	(11.1)%	221	200	(9.5)%
Amortization of deferred policy acquisition costs	108	1,303	162	90	58	(46.3)%	597	1,613	170.2%
Other operating costs and expenses	575	438	434	436	392	(31.8)%	1,890	1,700	(10.1)%
Total benefits and other deductions	2,785	5,750	2,458	2,763	2,537	(8.9)%	11,679	13,508	15.7%

Income (loss) from operations, before income taxes	(1,109)	6,859	(5,008)	(923)	(2,021)	(82.2)%	(2,060)	(1,093)	46.9%
Income tax (expense) benefit	259	(1,434)	1,075	218	885	241.7%	593	744	25.5%
Net income (loss)	(850)	5,425	(3,933)	(705)	(1,136)	(33.6)%	(1,467)	(349)	76.2%
Less: net (income) loss attributable to the noncontrolling interest	(96)	(37)	(86)	(74)	(102)	(6.3)%	(297)	(299)	(0.7)%
Net income (loss) attributable to Holdings	$(946)	$5,388	$(4,019)	$(779)	$(1,238)	(30.9)%	$(1,764)	$(648)	63.3%
Less: Preferred stock dividends	—	(13)	(10)	(11)	(19)	(100.0)%	—	(53)	(100.0)%
Net income (loss) available to Holdings' common shareholders	$(946)	$5,375	$(4,029)	$(790)	$(1,257)	(32.9)%	$(1,764)	$(701)	60.3%

Adjustments related to:
Variable annuity product features (1)	$1,696	$(6,869)	$5,722	$1,620	$3,439		$4,863	$3,912
Investment gains (losses), net	103	(4)	(169)	(17)	(554)		(73)	(744)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	27	27	28	31	23		99	109
Other adjustments (2) (3)	195	695	75	66	116		395	952
Income tax (expense) benefit related to above adjustments (4)	(412)	1,292	(1,188)	(357)	(635)		(1,097)	(888)
Non-recurring tax items	(10)	6	2	4	(403)		(66)	(391)
Non-GAAP Operating earnings (5)	$653	$535	$451	$568	$748		$2,357	$2,302

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-K.
(1) Includes COVID-19 impact on Variable annuity product features due to a first quarter 2020 assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the year ended December 31, 2020.
(2) Includes separation costs of $108 million and $222 million for the year ended December 31, 2020 and 2019, respectively.
(3) Includes COVID-19 impact on Other adjustments due to a first quarter 2020 assumption update of $1.0 billion and other COVID-19 related impacts of $86 million for the year ended December 31, 2020.
(4) Includes income taxes of $(554) million for the above related COVID-19 items for the year ended December 31, 2020.
(5) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

4Q 2020 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020

Assets
Total investments	$93,340	$96,228	$102,693	$105,778	$109,087
Cash and cash equivalents	4,405	10,315	8,364	8,684	6,179
Cash and securities segregated, at fair value	1,095	2,013	1,882	1,869	1,753
Broker-dealer related receivables	1,987	2,436	1,998	1,929	2,223
Deferred policy acquisition costs	5,837	4,697	4,090	4,171	4,243
Goodwill and other intangible assets, net	4,751	4,760	4,756	4,745	4,737
Amounts due from reinsurers	4,592	4,614	4,665	4,580	4,566
GMIB reinsurance contract asset, at fair value	2,139	2,823	2,931	2,818	2,488
Other assets	3,800	5,824	3,724	4,476	3,701
Assets held-for-sale	962	843	—	—	470
Separate Accounts assets	126,910	106,128	118,915	123,446	135,950
Total assets	$249,818	$240,681	$254,018	$262,496	$275,397

Liabilities
Policyholders’ account balances	$58,879	$55,810	$59,272	$62,726	$66,820
Future policy benefits and other policyholders’ liabilities	34,635	38,001	41,506	41,139	39,881
Broker-dealer related payables	722	1,001	1,001	760	1,443
Customers related payables	2,523	3,630	3,199	3,461	3,417
Amounts due to reinsurers	1,404	1,380	1,399	1,391	1,381
Short-term and long-term debt	4,111	4,217	4,113	4,114	4,115
Income taxes payable	528	2,327	1,822	1,648	749
Notes issued by consolidated variable interest entities, at fair value using the fair value option	—	—	—	—	313
Other liabilities	3,970	5,716	3,666	4,864	3,686
Liabilities held-for-sale	724	679	—	—	322
Separate Accounts liabilities	126,910	106,128	118,915	123,446	135,950
Total liabilities	234,406	218,889	234,893	243,549	258,077
Redeemable noncontrolling interest	365	257	87	95	143

Equity
Preferred stock	775	775	775	1,269	1,269
Common stock	5	5	5	5	5
Additional paid-in capital	1,920	1,930	1,938	1,953	1,985
Treasury shares	(1,832)	(2,025)	(2,047)	(2,147)	(2,245)
Retained earnings	11,744	17,007	12,899	12,032	10,699
Accumulated other comprehensive income (loss)	844	2,289	3,928	4,188	3,863
Total equity attributable to Holdings	13,456	19,981	17,498	17,300	15,576
Noncontrolling interest	1,591	1,554	1,540	1,552	1,601
Total equity	15,047	21,535	19,038	18,852	17,177
Total liabilities, redeemable noncontrolling interest and equity	$249,818	$240,681	$254,018	$262,496	$275,397
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-K.

4Q 2020 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$105	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
Total short-term debt	—	105	—	—	—

Total long-term debt	4,111	4,112	4,113	4,114	4,115

Total short-term and long-term debt: [A]	$4,111	$4,217	$4,113	$4,114	$4,115

Equity:
Preferred stock	$775	$775	$775	$1,269	$1,269
Common stock	$5	$5	$5	$5	$5
Additional paid-in capital	1,920	1,930	1,938	1,953	1,985
Treasury stock, at cost	(1,832)	(2,025)	(2,047)	(2,147)	(2,245)
Retained earnings	11,744	17,007	12,899	12,032	10,699
Accumulated other comprehensive income (loss)	844	2,289	3,928	4,188	3,863
Total equity attributable to Holdings	13,456	19,981	17,498	17,300	15,576
Noncontrolling interest	1,591	1,554	1,540	1,552	1,601
Total equity	$15,047	$21,535	$19,038	$18,852	$17,177

Total equity attributable to Holdings, (ex. AOCI): [B]	$12,612	$17,692	$13,570	$13,112	$11,713

Capital:
Total capitalization	$17,567	$24,198	$21,611	$21,414	$19,691
Total capitalization (ex. AOCI): [A+B]	$16,723	$21,909	$17,683	$17,226	$15,828

Debt to capital:
Debt to capital	23.4%	17.4%	19.0%	19.2%	20.9%
Debt to capital (ex. AOCI)	24.6%	19.2%	23.3%	23.9%	26.0%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	489.3	463.7	450.5	449.4	444.7
Repurchases	(25.6)	(13.7)	(1.2)	(4.7)	(4.0)
Retirements	—	—	—	—	—
Issuances	—	0.5	0.1	—	0.1
Ending basic common shares outstanding	463.7	450.5	449.4	444.7	440.8
Total potentially dilutive shares	—	2.5	1.4	1.1	—
Ending common shares outstanding - maximum potential dilution	463.7	453.0	450.8	445.8	440.8
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-K.

4Q 2020 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	Three Months Ended December 31, 2020
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$521	$81	$—	$490	$99	$1,191
Net investment income (loss)	340	181	19	256	163	959
Net derivative gains (losses)	(83)	—	(21)	(5)	(21)	(130)
Investment management, service fees and other income	181	57	1,055	59	85	1,437
Segment revenues	959	319	1,053	800	326	3,457
Benefits and other deductions
Policyholders’ benefits	161	—	—	460	148	769
Interest credited to policyholders’ account balances	71	77	—	120	24	292
Commissions and distribution related payments	78	12	155	45	79	369
Amortization of deferred policy acquisition costs	46	(7)	—	21	—	60
Compensation, benefits and other operating costs and expenses	96	45	599	86	83	909
Interest expense and financing fees	—	—	1	—	54	55
Segment benefits and other deductions	452	127	755	732	388	2,454
Operating earnings (loss), before income taxes	507	192	298	68	(62)	1,003
Income Taxes	(65)	(26)	(52)	(10)	5	(148)
Operating earnings (loss), before noncontrolling interest	442	166	246	58	(57)	855
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(105)	—	(2)	(107)
Operating earnings (loss)	$442	$166	$141	$58	$(59)	$748

	Three Months Ended December 31, 2019
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$525	$73	$—	$526	$107	$1,231
Net investment income (loss)	313	158	13	253	152	889
Net derivative gains (losses)	50	1	(9)	—	(21)	21
Investment Management, service fees and other income	184	54	975	63	76	1,352
Segment revenues	1,072	286	979	842	314	3,493
Benefits and other deductions
Policyholders’ benefits	280	1	—	378	163	822
Interest credited to policyholders’ account balances	81	76	—	124	38	319
Commissions and distribution related payments	72	12	138	44	71	337
Amortization of deferred policy acquisition costs	52	8	—	46	11	117
Compensation, benefits and other operating costs and expenses	110	56	576	93	102	937
Interest Expense and Financing Fees	—	—	1	—	58	59
Segment benefits and other deductions	595	153	715	685	443	2,591
Operating earnings (loss), before income taxes	477	133	264	157	(129)	902
Income Taxes	(85)	(24)	(44)	(28)	21	(160)
Operating earnings (loss), before noncontrolling interest	392	109	220	129	(108)	742
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(89)	—	—	(89)
Operating earnings (loss)	$392	$109	$131	$129	$(108)	$653

Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-K.

4Q 2020 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Year Ended December 31, 2020
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$2,034	$295	$—	$1,970	$390	$4,689
Net investment income (loss)	1,246	641	31	944	501	3,363
Net derivative gains (losses)	331	1	(36)	5	(24)	277
Investment Management, service fees and other income	700	211	3,708	225	340	5,184
Segment revenues	4,311	1,148	3,703	3,144	1,207	13,513
Benefits and other deductions
Policyholders’ benefits	1,207	2	—	1,875	652	3,736
Interest credited to policyholders’ account balances	312	303	—	514	99	1,228
Commissions and distribution related payments	281	45	569	160	296	1,351
Amortization of deferred policy acquisition costs	299	21	—	84	(1)	403
Compensation, benefits and other operating costs and expenses	382	192	2,211	337	304	3,426
Interest expense and financing fees	—	—	6	—	218	224
Segment benefits and other deductions	2,481	563	2,786	2,970	1,568	10,368
Operating earnings (loss), before income taxes	1,830	585	917	174	(361)	3,145
Income Taxes	(294)	(94)	(161)	(28)	58	(519)
Operating earnings (loss), before noncontrolling interest	1,536	491	756	146	(303)	2,626
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(324)	—	—	(324)
Operating earnings (loss)	$1,536	$491	$432	$146	$(303)	$2,302

	Year Ended December 31, 2019
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$2,085	$279	$—	$2,148	$413	$4,925
Net investment income (loss)	1,148	590	57	967	540	3,302
Net derivative gains (losses)	362	4	(38)	10	(24)	314
Investment Management, service fees and other income	730	204	3,460	241	299	4,934
Segment revenues	4,325	1,077	3,479	3,366	1,228	13,475
Benefits and other deductions
Policyholders’ benefits	1,184	2	—	1,655	719	3,560
Interest credited to policyholders’ account balances	310	302	—	520	131	1,263
Commissions and distribution related payments	281	42	488	166	265	1,242
Amortization of deferred policy acquisition costs	181	35	—	275	5	496
Compensation, benefits and other operating costs and expenses	435	224	2,174	347	296	3,476
Interest Expense and Financing Fees	—	—	10	—	228	238
Segment benefits and other deductions	2,391	605	2,672	2,963	1,644	10,275
Operating earnings (loss), before income taxes	1,934	472	807	403	(416)	3,200
Income Taxes	(336)	(82)	(144)	(67)	72	(557)
Operating earnings (loss), before noncontrolling interest	1,598	390	663	336	(344)	2,643
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(282)	—	(4)	(286)
Operating earnings (loss)	$1,598	$390	$381	$336	$(348)	$2,357

Some Financial metrics have been revised for prior periods; for additional information, please refer to the 10-K.

4Q 2020 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020

Assets Under Management

AB AUM
Total AB	$622.9	$541.8	$600.0	$630.8	$685.9
Exclusion for General Account and other Affiliated Accounts	(74.4)	(77.4)	(82.9)	(85.9)	(87.6)
Exclusion for Separate Accounts	(38.5)	(30.9)	(35.6)	(36.6)	(40.5)
AB third party	$509.9	$433.5	$481.5	$508.3	$557.8

Total company AUM
AB third party	$509.9	$433.5	$481.5	$508.3	$557.8
General Account and other Affiliated Accounts	97.7	106.5	111.1	114.5	115.3
Separate Accounts	126.9	106.1	118.9	123.4	136.0
Total AUM	$734.6	$646.2	$711.5	$746.3	$809.0

Total Assets Under Administration (AUA) (1)	$54.1	$47.9	$53.5	$56.3	$62.3

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,487	4,357	4,333	4,273	4,530

Notes:

(1) AUA includes Equitable Advisors Advisory and Brokerage AUA; Equitable Advisors broker-dealer business is included in Corporate and Other.

4Q 2020 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Years Ended
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	Change	12/31/2019	12/31/2020	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$2,157	$1,918	$1,631	$1,656	$1,968	(8.8)%	$8,191	$7,173	(12.4)%
Renewal premium and deposits	82	76	91	91	81	(1.1)%	349	339	(3.0)%
Total Gross Premiums	$2,239	$1,994	$1,722	$1,747	$2,049	(8.5)%	$8,540	$7,512	(12.0)%

Group Retirement
First year premiums and deposits	$469	$364	$226	$254	$332	(29.3)%	$1,488	$1,176	(21.0)%
Renewal premium and deposits	544	561	570	452	584	7.4%	2,045	2,167	5.9%
Total Gross Premiums	$1,013	$925	$796	$706	$916	(9.6)%	$3,533	$3,343	(5.4)%

Protection Solutions
First year premiums and deposits	$122	$99	$89	$76	$95	(21.9)%	$459	$359	(21.7)%
Renewal premium and deposits	668	679	604	624	653	(2.3)%	2,640	2,560	(3.1)%
Total Gross Premiums	$790	$778	$693	$700	$748	(5.3)%	$3,099	$2,919	(5.8)%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional	$5.4	$3.9	$8.8	$8.3	$9.9	83.3%	$17.1	$30.9	80.7%
Retail (3)	18.9	24.2	19.6	17.5	17.7	(6.3)%	75.3	78.9	4.8%
Private Wealth Management (3)	2.7	3.5	3.4	3.5	3.7	37.0%	11.3	14.3	26.5%
Firmwide Gross Sales (3)	$27.0	$31.6	$31.8	$29.3	$31.3	15.9%	$103.7	$124.1	19.7%

Gross sales by investment service
Equity Active	$10.9	$12.1	$13.8	$12.0	$13.5	23.9%	$34.7	51.4	48.1%
Equity Passive (1)	0.3	0.4	—	1.2	0.1	(66.7)%	0.5	1.7	240.0%
Fixed Income - Taxable	12.2	14.7	15.0	11.0	13.6	11.5%	53.0	54.3	2.5%
Fixed Income - Tax-Exempt (3)	2.4	2.9	2.3	2.2	2.8	16.7%	10.0	10.3	3.0%
Fixed Income Passive (1)	—	—	—	—	—	—%	0.1	—	(100.0)%
Alternatives/Multi-Asset Solutions (2)	1.2	1.5	0.7	2.9	1.3	8.3%	5.4	6.4	18.5%
Firmwide Gross Sales (3)	$27.0	$31.6	$31.8	$29.3	$31.3	15.9%	$103.7	$124.1	19.7%

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.
(3) Line item does not cross foot due to rounding.

4Q 2020 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

4Q 2020 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	Change	12/31/2019	12/31/2020	Change

Revenues
Policy charges, fee income and premiums	$525	$501	$493	$519	$521	(0.8)%	$2,085	$2,034	(2.4)%
Net investment income (loss)	313	316	266	324	340	8.6%	1,148	1,246	8.5%
Net derivative gains (losses)	50	479	(123)	58	(83)	(266.0)%	362	331	(8.6)%
Investment management, service fees and other income	184	177	164	178	181	(1.6)%	730	700	(4.1)%
Segment revenues	1,072	1,473	800	1,079	959	(10.5)%	4,325	4,311	(0.3)%

Benefits and other deductions
Policyholders’ benefits	280	672	76	298	161	(42.5)%	1,184	1,207	1.9%
Interest credited to policyholders’ account balances	81	82	81	78	71	(12.3)%	310	312	0.6%
Commissions and distribution-related payments	72	72	60	71	78	8.3%	281	281	—%
Amortization of deferred policy acquisition costs	52	87	72	94	46	(11.5)%	181	299	65.2%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	110	106	87	93	96	(12.7)%	435	382	(12.2)%
Segment benefits and other deductions	595	1,019	376	634	452	(24.0)%	2,391	2,481	3.8%

Operating earnings (loss), before income taxes	477	454	424	445	507	6.3%	1,934	1,830	(5.4)%
Income taxes	(85)	(81)	(74)	(74)	(65)	23.5%	(336)	(294)	12.5%
Operating earnings (loss), before noncontrolling interest	392	373	350	371	442	12.8%	1,598	1,536	(3.9)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$392	$373	$350	$371	$442	12.8%	$1,598	$1,536	(3.9)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$1,598	$1,589	$1,580	$1,486	$1,536	(3.9)%	$1,598	$1,536	(3.9)%
Average capital - TTM: [B]	$7,357	$7,322	$7,004	$6,682	$6,352	(13.7)%	$7,357	$6,352	(13.7)%
Non-GAAP Operating ROC - TTM (1): [A/B]	21.7%	21.7%	22.6%	22.2%	24.2%		21.7%	24.2%

Average Account Value (TTM)	$104,927	$102,699	$102,583	$103,546	$105,663	0.7%	$104,927	$105,663	0.7%

Return on assets (TTM)	1.84%	1.88%	1.87%	1.74%	1.73%		1.84%	1.73%

Net flows
Current Product Offering	$842	$615	$656	$351	$534	(36.6)%	$3,330	$2,156	(35.2)%
Fixed Rate	(1,038)	(935)	(709)	(778)	(863)	16.8%	(3,829)	(3,285)	14.2%
Net flows	$(196)	$(320)	$(53)	$(427)	$(329)	(67.7)%	$(499)	$(1,129)	(126.0)%

First year premiums and deposits	$2,157	$1,918	$1,631	$1,656	$1,968	(8.8)%	$8,191	$7,173	(12.4)%

In-force Policy Count by Product (in thousands):
Fixed rate	357	351	347	342	338		357	338
Current product offering	549	553	556	557	560		549	560
Total	906	904	903	899	898		906	898

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-K.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.

4Q 2020 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	12/31/2019	12/31/2020

Sales Metrics
First Year Premiums by Product:
SCS	$1,425	$1,227	$987	$1,166	$1,511	$5,138	$4,891
Retirement Cornerstone	507	461	465	324	256	2,156	1,506
Investment Edge	141	132	89	97	130	548	448
Other	84	98	90	69	71	349	328
Total First Year Premiums	$2,157	$1,918	$1,631	$1,656	$1,968	$8,191	$7,173

First Year Premiums by Guarantee:
Non-GMxB	$1,573	$1,377	$1,093	$1,255	$1,617	$5,728	$5,342
ROP death benefit only	149	135	119	134	144	551	532
Total non-GMxB & ROP death benefit only	1,722	1,512	1,212	1,389	1,761	6,279	5,874
Floating rate GMxB	425	398	409	266	205	1,864	1,278
Fixed rate GMxB	10	8	10	1	2	48	21
Total First Year Premiums	$2,157	$1,918	$1,631	$1,656	$1,968	$8,191	$7,173

Account Values
General Account:
Balance as of beginning of period	$24,409	$26,108	$23,862	$27,075	$28,376	$20,631	$26,108
Gross premiums	1,315	1,376	956	915	1,409	5,034	4,656
Surrenders, withdrawals and benefits	(477)	(477)	(378)	(528)	(572)	(1,926)	(1,955)
Net flows	838	899	578	387	837	3,108	2,701
Investment performance, interest credited and policy charges	861	(3,136)	2,635	914	1,570	2,827	1,983
Transfer to Corp & Other	—	—	—	—	—	(458)	—
Other (2)	—	(6)	—	—	—	—	(6)
Reclassified to Assets held-for-sale	—	(3)	—	—	—	—	(3)
Balance as of end of period	$26,108	$23,862	$27,075	$28,376	$30,783	$26,108	$30,783
Separate Accounts:
Balance as of beginning of period	$79,570	$82,814	$69,727	$76,765	$79,455	$73,958	$82,814
Gross premiums	911	614	763	820	640	3,538	2,837
Surrenders, withdrawals and benefits	(1,945)	(1,833)	(1,394)	(1,634)	(1,806)	(7,145)	(6,667)
Net flows	(1,034)	(1,219)	(631)	(814)	(1,166)	(3,607)	(3,830)
Investment performance, interest credited and policy charges	4,278	(11,868)	7,669	3,504	8,318	12,463	7,623
Transfer to Corp & Other	—	—	—	—	—	—	—
Other (2)	—	—	—	—	—	—	—
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$82,814	$69,727	$76,765	$79,455	$86,607	$82,814	$86,607
Total:
Balance as of beginning of period	$103,979	$108,922	$93,589	$103,840	$107,831	$94,589	$108,922
Gross premiums (1)	2,226	1,990	1,719	1,735	2,049	8,572	7,493
Surrenders, withdrawals and benefits	(2,422)	(2,310)	(1,772)	(2,162)	(2,378)	(9,071)	(8,622)
Net flows	(196)	(320)	(53)	(427)	(329)	(499)	(1,129)
Investment performance, interest credited and policy charges	5,139	(15,004)	10,304	4,418	9,888	15,290	9,606
Transfer to Corp & Other	—	—	—	—	—	(458)	—
Other (2)	—	(6)	—	—	—	—	(6)
Reclassified to Assets held-for-sale	—	(3)	—	—	—	—	(3)
Balance as of end of period	$108,922	$93,589	$103,840	$107,831	$117,390	$108,922	$117,390

Net Amount at Risk (NAR)
Total GMIB NAR	$8,746	$16,184	$14,234	$13,403	$10,461	$8,746	$10,461
Total GMDB NAR	19,122	25,791	22,134	21,061	18,271	19,122	18,271
Reserves (Net of Reinsurance)
GMIB Reserves	$10,664	$12,754	$15,267	$14,984	$14,246	$10,664	$14,246
GMDB Reserves	4,674	4,933	4,897	5,021	5,006	4,674	5,006
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$15,338	$17,687	$20,164	$20,005	$19,252	$15,338	$19,252
Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-K.
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.
(2) Represents amounts related to our fixed income annuity (“FIA”) contracts which were previously reported as Policyholders’ account balances in the consolidated balance sheets and therefore included in our definition of “Account Value”. As of March 31, 2020, FIAs are reported as Future policy benefits and other policyholders’ liabilities in the consolidated balance sheets and accordingly were excluded from Account Value.

4Q 2020 Financial Supplement	14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	Change	12/31/2019	12/31/2020	Change

Revenues
Policy charges, fee income and premiums	$73	$71	$68	$75	$81	11.0%	$279	$295	5.7%
Net investment income (loss)	158	159	127	174	181	14.6%	590	641	8.6%
Net derivative gains (losses)	1	—	4	(3)	—	(100.0)%	4	1	(75.0)%
Investment management, service fees and other income	54	52	47	55	57	5.6%	204	211	3.4%
Segment revenues	286	282	246	301	319	11.5%	1,077	1,148	6.6%

Benefits and other deductions
Policyholder benefits	1	—	1	1	—	(100.0)%	2	2	—%
Interest credited to policyholders’ account balances	76	76	74	76	77	1.3%	302	303	0.3%
Commissions and distribution-related payments	12	11	13	9	12	—%	42	45	7.1%
Amortization of deferred policy acquisition costs	8	12	2	14	(7)	(187.5)%	35	21	(40.0)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	56	54	47	46	45	(19.6)%	224	192	(14.3)%
Segment benefits and other deductions	153	153	137	146	127	(17.0)%	605	563	(6.9)%

Operating earnings (loss), before income taxes	133	129	109	155	192	44.4%	472	585	23.9%
Income taxes	(24)	(23)	(19)	(26)	(26)	(8.3)%	(82)	(94)	(14.6)%
Operating earnings (loss), before noncontrolling interest	109	106	90	129	166	52.3%	390	491	25.9%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$109	$106	$90	$129	$166	52.3%	$390	$491	25.9%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$390	$415	$410	$434	$491	N/M	$390	$491	25.9%
Average capital - TTM: [B]	$1,333	$1,272	$1,204	$1,136	$1,073	N/M	$1,333	$1,073	(19.5)%
Non-GAAP Operating ROC - TTM (1): [A/B]	29.3%	32.7%	34.1%	38.3%	45.8%		29.3%	45.8%

Average Account Value (TTM)	$36,269	$35,787	$36,045	$36,708	$37,853	4.4%	$36,269	$37,853	4.4%

Return on assets (TTM)	1.30%	1.41%	1.38%	1.43%	1.55%		1.30%	1.55%

Net flows	$19	$128	$216	$(93)	$45	135.8%	$267	$296	10.7%

Gross premiums	$1,013	$925	$796	$706	$916	(9.6)%	$3,533	$3,343	(5.4)%

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-K.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.

4Q 2020 Financial Supplement	15

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	12/31/2019	12/31/2020

Sales Metrics
Gross premiums:
First-year premiums	$469	$364	$226	$254	$332	$1,488	$1,176
Renewal premiums	544	561	570	452	584	2,045	2,167
Group Retirement premiums	$1,013	$925	$796	$706	$916	$3,533	$3,343

Gross premiums by market:
Tax-exempt	$257	$214	$162	$173	$175	$902	$724
Corporate	199	135	55	72	130	537	392
Other	13	15	9	9	27	49	60
Total First Year Premiums	469	364	226	254	332	1,488	1,176
Tax-exempt	422	412	448	320	452	1,531	1,632
Corporate	78	89	81	87	85	330	342
Other	44	60	41	45	47	184	193
Total renewal premiums	544	561	570	452	584	2,045	2,167
Group Retirement premiums by market	$1,013	$925	$796	$706	$916	$3,533	$3,343

Account Values
General Account:
Balance as of beginning of period	$12,018	$12,071	$12,257	$12,420	$12,627	$11,619	$12,071
Gross premiums	312	447	259	355	376	1,277	1,437
Surrenders, withdrawals and benefits	(346)	(280)	(217)	(239)	(274)	(1,168)	(1,010)
Net flows	(34)	167	42	116	102	109	427
Investment performance, interest credited and policy charges	87	19	121	91	97	343	328
Balance as of end of period	$12,071	$12,257	$12,420	$12,627	$12,826	$12,071	$12,826

Separate Accounts:
Balance as of beginning of period	$24,043	$25,809	$20,891	$24,670	$26,088	$20,782	$25,809
Gross premiums	702	478	537	351	540	2,256	1,906
Surrenders, withdrawals and benefits	(649)	(517)	(363)	(560)	(597)	(2,098)	(2,037)
Net flows	53	(39)	174	(209)	(57)	158	(131)
Investment performance, interest credited and policy charges	1,713	(4,879)	3,605	1,627	3,602	4,869	3,955
Balance as of end of period	$25,809	$20,891	$24,670	$26,088	$29,633	$25,809	$29,633

Total:
Balance as of beginning of period	$36,061	$37,880	$33,148	$37,090	$38,715	$32,401	$37,880
Gross premiums	1,014	925	796	706	916	3,533	3,343
Surrenders, withdrawals and benefits	(995)	(797)	(580)	(799)	(871)	(3,266)	(3,047)
Net flows	19	128	216	(93)	45	267	296
Investment performance, interest credited and policy charges	1,800	(4,860)	3,726	1,718	3,699	5,212	4,283
Balance as of end of period	$37,880	$33,148	$37,090	$38,715	$42,459	$37,880	$42,459

4Q 2020 Financial Supplement	16

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	Change	12/31/2019	12/31/2020	Change

Revenues
Net investment income (loss)	$13	$(33)	$32	$13	$19	46.2%	$57	$31	(45.6)%
Net derivative gains (losses)	(9)	30	(31)	(14)	(21)	(133.3)%	(38)	(36)	5.3%
Investment management, service fees and other income	975	910	843	900	1,055	8.2%	3,460	3,708	7.2%
Segment Revenues	979	907	844	899	1,053	7.6%	3,479	3,703	6.4%

Benefits and other deductions
Commissions and distribution-related payments	138	140	126	148	155	12.3%	488	569	16.6%
Compensation, benefits and other operating costs and expenses	576	558	523	531	599	4.0%	2,174	2,211	1.7%
Interest expense and financing fees	1	2	2	1	1	—%	10	6	(40.0)%
Total benefits and other deductions	715	700	651	680	755	5.6%	2,672	2,786	4.3%

Operating earnings (loss), before income taxes	264	207	193	219	298	12.9%	807	917	13.6%
Income taxes	(44)	(37)	(32)	(40)	(52)	(18.2)%	(144)	(161)	(11.8)%
Operating earnings (loss), before noncontrolling interest	220	170	161	179	246	11.8%	663	756	14.0%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(89)	(75)	(69)	(75)	(105)	(18.0)%	(282)	(324)	(14.9)%
Operating earnings (loss)	$131	$95	$92	$104	$141	7.6%	$381	$432	13.4%

Summary Metrics

Adjusted operating margin (1)	32.3%	27.6%	27.9%	29.7%	34.2%		27.5%	30.1%

Net flows (in billions USD) (2)	$6.5	$(5.6)	$(3.3)	$3.1	$3.2		$25.2	$(2.6)

Total AUM (in billions USD)	$622.9	$541.8	$600.0	$630.8	$685.9		$622.9	$685.9

Ownership Structure of AB

Holdings and its subsidiaries	63.3%	63.4%	63.7%	63.8%	63.3%		63.3%	63.3%
AB Holding	36.0%	35.9%	35.5%	35.5%	36.0%		36.0%	36.0%
Unaffiliated holders	0.7%	0.7%	0.8%	0.7%	0.7%		0.7%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	64.8%	64.9%	65.2%	65.3%	64.8%		64.8%	64.8%
EQH average economic interest	65.2%	64.8%	65.2%	65.2%	65.1%		65.2%	65.1%

Units of limited partnership outstanding (in millions)	270.4	270.0	268.6	268.4	270.5		270.4	270.5
Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein’s (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.
(2) Net flows reflect one-time AXA-related active fixed income outflows of $11.8 billion for the year ended December 31, 2020. Discrete 2020 quarterly outflows were as follows: $1.1 billion, $7.9 billion, $2.2 billion and $0.6 billion for the first, second, third and fourth quarter respectively.

4Q 2020 Financial Supplement	17

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020

AUM Roll-forward
Balance as of beginning of period	$592.4	$622.9	$541.8	$600.0	$630.8
Sales/new accounts	27.0	31.6	31.8	29.3	31.3
Redemptions/terminations	(15.6)	(32.7)	(31.4)	(23.2)	(22.0)
Cash flow/unreinvested dividends	(4.9)	(4.5)	(3.7)	(3.0)	(6.1)
Net long-term (outflows) inflows	6.5	(5.6)	(3.3)	3.1	3.2
Adjustments	—	0.2	—	—	—
Market appreciation (depreciation)	24.0	(75.7)	61.5	27.7	51.9
Net change	30.5	(81.1)	58.2	30.8	55.1
Balance as of end of period	$622.9	$541.8	$600.0	$630.8	$685.9

Ending Assets by distribution channel
Institutions	$282.7	$256.7	$276.2	$289.5	$315.6
Retail	239.2	198.6	229.5	242.9	265.3
Private Wealth Management	101.0	86.5	94.3	98.4	105.0
Total	$622.9	$541.8	$600.0	$630.8	$685.9

Ending Assets by investment service
Equity
Actively Managed	$177.2	$141.5	$173.1	$188.8	$217.8
Passively Managed (1)	60.1	47.2	54.3	57.5	64.5
Total Equity	$237.3	$188.7	$227.4	$246.3	$282.3
Fixed Income
Actively Managed	$305.4	$282.0	$295.0	$302.0	$313.5
Passively Managed (1)	9.3	10.3	9.9	9.0	8.5
Total Fixed Income	314.7	292.3	304.9	311.0	322.0
Total Alternatives/Multi-Asset Solutions (2)	70.9	60.8	67.7	73.5	81.6
Total	$622.9	$541.8	$600.0	$630.8	$685.9

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

4Q 2020 Financial Supplement	18

Investment Management and Research - Net Flows
	For the Three Months Ended					Years Ended or As of
(in billions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	12/31/2019	12/31/2020
Net Flows by Distribution Channel
Institutions
US	$(1.1)	$0.9	$(4.8)	$(0.6)	$3.4	$3.5	$(1.1)
Global and Non-US (3)	2.5	(0.5)	(1.6)	2.7	1.6	(1.1)	2.1
Total Institutions (3)	$1.4	$0.4	$(6.4)	$2.1	$5.0	$2.4	$1.0
Retail
US	$1.7	$(0.9)	$1.7	$1.2	$1.0	$4.9	$3.0
Global and Non-US	3.5	(4.5)	2.1	(0.5)	(1.7)	18.9	(4.6)
Total Retail	$5.2	$(5.4)	$3.8	$0.7	$(0.7)	$23.8	$(1.6)
Private Wealth
US	$0.2	$(0.4)	$(0.2)	$0.5	$(1.2)	$(0.8)	$(1.3)
Global and Non-US (3)	(0.3)	(0.2)	(0.5)	(0.2)	0.1	(0.2)	(0.7)
Total Private Wealth (3)	$(0.1)	$(0.6)	$(0.7)	$0.3	$(1.1)	$(1.0)	$(2.0)
Total Net Flows by Distribution Channel	$6.5	$(5.6)	$(3.3)	$3.1	$3.2	$25.2	$(2.6)
Net Flows by Investment Service
Equity Active
US (3)	$1.1	$(0.4)	$2.2	$1.2	$0.5	$2.2	$3.6
Global and Non-US (3)	2.2	1.8	0.6	1.0	0.5	1.8	3.8
Total Equity Active	$3.3	$1.4	$2.8	$2.2	$1.0	$4.0	$7.4
Equity Passive (1)
US (3)	$(1.4)	$0.1	$(1.6)	$(1.8)	$(0.8)	$(3.6)	$(4.0)
Global and Non-US	(0.2)	(1.4)	0.1	0.8	(0.1)	(0.5)	(0.6)
Total Equity Passive (1) (3)	$(1.6)	$(1.3)	$(1.5)	$(1.0)	$(0.9)	$(4.1)	$(4.6)
Fixed Income - Taxable
US (3)	$(0.1)	$0.2	$(3.9)	$1.1	$3.4	$5.3	$0.7
Global and Non-US	3.3	(6.6)	(1.2)	(1.3)	(1.4)	13.4	(10.5)
Total Fixed Income - Taxable (3)	$3.2	$(6.4)	$(5.1)	$(0.2)	$2.0	$18.7	$(9.8)
Fixed Income - Tax-Exempt
US	$1.0	$—	$(0.3)	$0.8	$0.5	$3.0	$1.0
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$1.0	$—	$(0.3)	$0.8	$0.5	$3.0	$1.0
Fixed Income - Passive (1)
US	$(0.1)	$(0.2)	$(0.1)	$(0.3)	$(0.4)	$(0.4)	$(1.0)
Global and Non-US	(0.1)	0.9	(0.5)	(0.8)	(0.2)	(0.5)	(0.6)
Total Fixed Income - Passive (1)	$(0.2)	$0.7	$(0.6)	$(1.1)	$(0.6)	$(0.9)	$(1.6)
Alternatives/Multi-Asset Solutions (2)
US (3)	$0.3	$(0.1)	$0.4	$0.1	$—	$1.1	$0.3
Global and Non-US (3)	0.5	0.1	1.0	2.3	1.2	3.4	4.7
Total Alternatives/Multi-Asset Solutions (2)	$0.8	$—	$1.4	$2.4	$1.2	$4.5	$5.0
Total Net Flows by Investment Service	$6.5	$(5.6)	$(3.3)	$3.1	$3.2	$25.2	$(2.6)
Active vs. Passive Net Flows
Actively Managed
Equity	$3.3	$1.4	$2.8	$2.2	$1.0	$4.0	$7.4
Fixed Income (3) (4)	4.2	(6.4)	(5.4)	0.6	2.5	21.7	(8.8)
Alternatives/Multi-Asset Solutions (2) (3)	0.6	(0.2)	1.3	2.3	1.0	4.0	4.5
Total (3)	$8.1	$(5.2)	$(1.3)	$5.1	$4.5	$29.7	$3.1
Passively Managed (1)
Equity (3)	$(1.6)	$(1.3)	$(1.5)	$(1.0)	$(0.9)	$(4.1)	$(4.6)
Fixed Income	(0.2)	0.7	(0.6)	(1.1)	(0.6)	(0.9)	(1.6)
Alternatives/Multi-Asset Solutions (2) (3)	0.2	0.2	0.1	0.1	0.2	0.5	0.5
Total (3)	$(1.6)	$(0.4)	$(2.0)	$(2.0)	$(1.3)	$(4.5)	$(5.7)
Total Active vs Passive Net Flows	$6.5	$(5.6)	$(3.3)	$3.1	$3.2	$25.2	$(2.6)
Notes:
(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.
(3) Line item does not cross foot due to rounding.
(4) Net flows reflect one-time AXA-related active fixed income outflows of $11.8 billion for the year ended December 31, 2020. Discrete 2020 quarterly outflows were as follows: $1.1 billion, $7.9 billion, $2.2 billion and $0.7 billion for the first, second, third and fourth quarter respectively.

4Q 2020 Financial Supplement	19

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	Change	12/31/2019	12/31/2020	Change

Revenues
Policy charges, fee income and premiums	$526	$562	$468	$450	$490	(6.8)%	$2,148	$1,970	(8.3)%
Net investment income (loss)	253	244	204	240	256	1.2%	967	944	(2.4)%
Net derivative gains (losses)	—	2	5	3	(5)	(100.0)%	10	5	(50.0)%
Investment management, service fees and other income	63	57	51	58	59	(6.3)%	241	225	(6.6)%
Segment revenues	842	865	728	751	800	(5.0)%	3,366	3,144	(6.6)%

Benefits and other deductions
Policyholders’ benefits	378	500	460	455	460	21.7%	1,655	1,875	13.3%
Interest credited to policyholders’ account balances	124	127	137	130	120	(3.2)%	520	514	(1.2)%
Commissions and distribution-related payments	44	40	35	40	45	2.3%	166	160	(3.6)%
Amortization of deferred policy acquisition costs	46	50	29	(16)	21	(54.3)%	275	84	(69.5)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	93	88	81	82	86	(7.5)%	347	337	(2.9)%
Segment benefits and other deductions	685	805	742	691	732	6.9%	2,963	2,970	0.2%

Operating earnings (loss), before income taxes	157	60	(14)	60	68	(56.7)%	403	174	(56.8)%
Income taxes	(28)	(11)	2	(9)	(10)	64.3%	(67)	(28)	58.2%
Operating earnings (loss), before noncontrolling interest	129	49	(12)	51	58	(55.0)%	336	146	(56.5)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$129	$49	$(12)	$51	$58	(55.0)%	$336	$146	(56.5)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$336	$378	$266	$217	$146	N/M	$336	$146	N/M
Average capital - TTM: [B]	$2,998	$2,801	$2,591	$2,370	$2,170	N/M	$2,998	$2,170	N/M
Non-GAAP Operating ROC - TTM (1): [A/B]	11.2%	13.5%	10.3%	9.2%	6.7%		11.2%	6.7%

Benefit ratio	59.6%	72.5%	82.0%	77.9%	72.5%		64.6%	76.0%

Gross written premiums	$790	$778	$693	$700	$748	(5.3)%	$3,099	$2,919	(5.8)%

Annualized premiums	$70	$56	$57	$49	$59	(15.4)%	$258	$221	(14.3)%

Total in-force face amount (in billions USD)	$442.9	$439.7	$419.1	$419.9	$420.6	(5.0)%	$442.9	$420.6	(5.0)%

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-K.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.

4Q 2020 Financial Supplement	20

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	12/31/2019	12/31/2020

Sales Metrics
First Year Premiums by Product Line:
Universal Life	$1	$—	$—	$—	$—	$2	$—
Indexed Universal Life	56	49	41	28	26	203	144
Variable Universal Life	49	35	29	31	49	181	144
Term	5	4	5	5	4	20	18
Employee Benefits	11	11	14	12	15	52	52
Other (1)	—	—	—	—	1	1	1
Total	$122	$99	$89	$76	$95	$459	$359

Renewals by Product Line:
Universal Life	$212	$216	$201	$223	$205	$895	$845
Indexed Universal Life	59	72	67	63	74	248	276
Variable Universal Life	237	243	225	226	253	921	947
Term	135	120	83	81	91	498	375
Employee Benefits	18	23	24	26	25	56	98
Other (1)	7	5	4	5	5	22	19
Total	668	679	604	624	653	2,640	2,560
Total Gross Premiums	$790	$778	$693	$700	$748	$3,099	$2,919

In-force Metrics
In-force Face Amount by Product (2) (in billions):
Universal Life (3)	$53.3	$52.7	$49.9	$49.5	$48.7	$53.3	$48.7
Indexed Universal Life	25.8	26.4	27.0	27.5	27.7	25.8	27.7
Variable Universal Life (4)	127.5	126.0	126.4	126.7	127.7	127.5	127.7
Term	234.9	233.3	214.4	214.9	215.2	234.9	215.2
Whole Life	1.4	1.3	1.4	1.3	1.3	1.4	1.3
Total	$442.9	$439.7	$419.1	$419.9	$420.6	$442.9	$420.6

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	166	164	149	147	144	166	144
Indexed Universal Life	59	60	62	63	64	59	64
Variable Universal Life (4)	299	296	294	292	291	299	291
Term	323	319	267	268	268	323	268
Whole Life	18	18	17	17	17	18	17
Total	865	857	789	787	784	865	784

Protection Solutions Reserves
General Account	$17,300	$17,275	$17,930	$18,691	$18,905	$17,300	$18,905
Separate Accounts	13,616	11,259	12,928	13,190	14,771	13,616	14,771
Total	$30,916	$28,534	$30,858	$31,881	$33,676	$30,916	$33,676

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-K.
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

4Q 2020 Financial Supplement	21

Investments

4Q 2020 Financial Supplement	22

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2019		December 31, 2020
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$66,343	67.9%	$81,638	70.8%
Fixed maturities, at fair value using the fair value option	—	—%	389	0.3%
Mortgage loans on real estate	12,107	12.4%	13,159	11.4%
Policy loans	3,735	3.8%	4,118	3.6%
Other equity investments	1,344	1.4%	1,502	1.3%
Other invested assets	2,780	2.8%	2,728	2.4%
Subtotal investment assets	86,309	88.3%	103,534	89.8%
Trading securities	7,031	7.2%	5,553	4.8%
Total investments	93,340	95.5%	109,087	94.6%
Cash and cash equivalents	4,405	4.5%	6,179	5.4%
Total	$97,745	100.0%	$115,266	100.0%

General Account Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$12,015	19.2%	$14,411	20.1%
Manufacturing	12,643	20.2%	13,040	18.2%
Utilities	4,999	8.0%	6,352	8.9%
Services	6,730	10.7%	7,830	10.9%
Energy	3,772	6.0%	4,084	5.7%
Retail and wholesale	3,515	5.6%	3,747	5.2%
Transportation	1,793	2.9%	2,424	3.4%
Other	198	0.3%	157	0.2%
Total corporate securities	45,665	72.8%	52,045	72.5%
U.S. government and agency	14,395	23.0%	12,660	17.6%
Residential mortgage-backed (2)	178	0.3%	130	0.2%
Preferred stock	501	0.8%	621	0.9%
State & municipal	638	1.0%	536	0.7%
Foreign governments	462	0.7%	1,011	1.4%
Commercial mortgage-backed	—	—%	1,148	1.6%
Asset-backed securities	848	1.4%	3,587	5.0%
Total	$62,687	100.0%	$71,738	100.0%

General Account Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$42,770	68.2%	$44,146	61.5%
Baa (NAIC Designation 2)	18,605	29.7%	25,285	35.2%
Investment grade	61,375	97.9%	69,431	96.8%
Below investment grade (NAIC Designation 3,4,5 and 6)	1,312	2.1%	2,307	3.2%
Total	$62,687	100.0%	$71,738	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

4Q 2020 Financial Supplement	23

Consolidated Results of General Account Investment Portfolio

	For the Years Ended or As of
(in millions USD, unless otherwise indicated)	December 31, 2019		December 31, 2020
	Yield	Amount (1)	Yield	Amount (1)
Fixed Maturities:
Income (loss)	3.68%	$2,019	3.46%	$2,318
Ending assets		62,687		71,738
Mortgages:
Income (loss)	4.47%	541	4.13%	517
Ending assets		12,107		13,159
Other Equity Investments:
Income (loss)	5.96%	86	6.14%	95
Ending assets		1,507		1,621
Policy Loans:
Income	5.59%	210	5.28%	204
Ending assets		3,735		4,118
Cash and Short-term Investments:
Income	(0.15)%	(4)	0.03%	1
Ending assets		1,856		2,095
Repurchase and Funding Agreements:
Interest expense and other		(110)		(75)
Ending (liabilities)		(6,909)		(6,897)
Total invested Assets:
Income	3.92%	2,742	3.72%	3,060
Ending assets		74,983		85,834
Short Duration Fixed Maturities:
Income (loss)	3.15%	312	3.39%	184
Ending assets		6,173		4,704
Total Net Investment Income:
Investment income	3.83%	3,054	3.70%	3,244
Less: investment fees	(0.13)%	(103)	(0.12)%	(107)
Investment income, net	3.70%	$2,951	3.57%	$3,137
General Account Ending Net Assets		$81,156		$90,538
Operating Earnings adjustments:
Repurchase and Funding Agreements interest expense		110		75
AB and other non-General Account investment income		241		151
Operating Net investment income (loss)		$3,302		$3,363
Notes:

(1) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, writedowns, adjusted amortization of premiums, accretion of discount, and for valuation allowances. Cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

4Q 2020 Financial Supplement	24

Additional Information

4Q 2020 Financial Supplement	25

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	12/31/2019	12/31/2020

TOTAL
Beginning balance (1)	$5,636	$5,840	$4,697	$4,090	$4,171	$6,705	$5,840
Capitalization of commissions, sales and issue expenses	210	185	155	148	181	754	669
Amortization	(107)	(1,302)	(162)	(90)	(59)	(597)	(1,613)
Change in unrealized investment gains and losses	129	(27)	(600)	23	(50)	(994)	(654)
Reclassified to Assets held-for-sale	(31)	1	—	—	—	(31)	1
Ending balance	$5,837	$4,697	$4,090	$4,171	$4,243	$5,837	$4,243

Individual Retirement
Beginning balance	$3,191	$3,285	$3,401	$3,134	$3,128	$3,180	$3,285
Capitalization of commissions, sales and issue expenses	123	112	93	90	110	450	405
Amortization	(43)	(99)	(90)	(91)	(41)	(283)	(321)
Change in unrealized investment gains and losses	14	103	(270)	(5)	(19)	(62)	(191)
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$3,285	$3,401	$3,134	$3,128	$3,178	$3,285	$3,178

Group Retirement
Beginning balance	$637	$659	$626	$596	$601	$656	$659
Capitalization of commissions, sales and issue expenses	30	26	19	21	27	102	93
Amortization	(8)	(60)	(5)	(15)	7	(35)	(73)
Change in unrealized investment gains and losses	—	1	(44)	(1)	(3)	(64)	(47)
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$659	$626	$596	$601	$632	$659	$632

Protection Solutions
Beginning balance	$1,792	$1,880	$610	$344	$426	$2,716	$1,880
Capitalization of commissions, sales and issue expenses	57	47	43	37	44	202	171
Amortization	(46)	(1,141)	(71)	15	(24)	(274)	(1,221)
Change in unrealized investment gains and losses	108	(177)	(238)	30	(28)	(733)	(413)
Reclassified to Assets held-for-sale	(31)	1	—	—	—	(31)	1
Ending balance	$1,880	$610	$344	$426	$418	$1,880	$418

Corporate and Other
Beginning balance (1)	$16	$16	$60	$16	$16	$153	$16
Capitalization of commissions, sales and issue expenses	—	—	—	—	—	—	—
Amortization	(10)	(2)	4	1	(1)	(5)	2
Change in unrealized investment gains and losses	7	46	(48)	(1)	—	(135)	(3)
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$13	$60	$16	$16	$15	$13	$15

Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-K.
(1) March 31, 2020 DAC beginning balance is $3 million more than December 31, 2019 ending balance due to impact of CECL.

4Q 2020 Financial Supplement	26

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP operating earnings, Non-GAAP operating ROE, Non-GAAP operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP operating earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income.

Non-GAAP operating earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) certain changes in the fair value of the derivatives and other securities we use to hedge these features; (ii) the effect of benefit ratio unlock adjustments related to extraordinary economic conditions or events such as COVID-19; and (iii) changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization on our SCS product;

•	Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•	Other adjustments, which includes restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities, separation costs and impacts related to COVID-19; and
•	Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period.
Because Non-GAAP operating earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP operating earnings.

4Q 2020 Financial Supplement	27

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment
We report Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a Non-GAAP financial measure used to evaluate our profitability on a consolidated basis and by segment, respectively.
We calculate Non-GAAP Operating ROE by dividing Non-GAAP operating earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. We calculate Non-GAAP Operating ROC by segment by dividing Operating earnings (loss) on a segment basis for the previous twelve calendar months by average capital on a segment basis, excluding AOCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities.
Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management and Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment.
For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels, reflecting the NAIC RBC framework adopted as of year end 2019. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment should not be used as substitutes for ROE.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred dividends by diluted common shares outstanding.

4Q 2020 Financial Supplement	28

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	12/31/2019	12/31/2020

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$(946)	$5,388	$(4,019)	$(779)	$(1,238)	$(1,764)	$(648)
Adjustments related to:
Variable annuity product features (1)	1,696	(6,869)	5,722	1,620	3,439	4,863	3,912
Investment gains (losses), net	103	(4)	(169)	(17)	(554)	(73)	(744)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	27	27	28	31	23	99	109
Other adjustments (2) (3)	195	695	75	66	116	395	952
Income tax (expense) benefit related to above adjustments (4)	(412)	1,292	(1,188)	(357)	(635)	(1,097)	(888)
Non-recurring tax items	(10)	6	2	4	(403)	(66)	(391)
Non-GAAP Operating Earnings	$653	$535	$451	$568	$748	$2,357	$2,302

Net income (loss) attributable to Holdings	$(1.99)	$11.62	$(8.92)	$(1.74)	$(2.80)	$(3.57)	$(1.44)
Less: Preferred stock dividends	—	0.02	0.02	0.03	0.04	—	0.12
Net income (loss) available to Holdings' common shareholders	(1.99)	11.60	(8.94)	(1.77)	(2.84)	(3.57)	(1.56)
Adjustments related to:
Variable annuity product features (1)	3.57	(14.82)	12.70	3.62	7.77	9.85	8.68
Investment gains (losses), net	0.22	(0.01)	(0.38)	(0.04)	(1.25)	(0.15)	(1.65)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.06	0.06	0.06	0.07	0.05	0.20	0.24
Other adjustments (2) (3)	0.40	1.50	0.17	0.15	0.26	0.80	2.12
Income tax (expense) benefit related to above adjustments (4)	(0.87)	2.79	(2.64)	(0.80)	(1.43)	(2.22)	(1.97)
Non-recurring tax items	(0.02)	0.01	—	0.01	(0.91)	(0.13)	(0.87)
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$1.37	$1.13	$0.98	$1.24	$1.65	$4.78	$4.99

Book Value per common share
Book Value per common share	$27.35	$42.63	$37.21	$36.05	$32.46	$27.35	$32.46
Less: Per share impact of AOCI	1.82	5.08	8.74	9.42	8.76	1.82	8.76
Book value per common share (ex. AOCI)	$25.53	$37.55	$28.47	$26.63	$23.70	$25.53	$23.70

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-K.
(1) Includes COVID-19 impact on Variable annuity product features due to a first quarter 2020 assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the year ended December 31, 2020. The impact per common share is $3.26 and other COVID-19 related impacts of $0.08 for the year ended December 31, 2020.
(2) Includes separation costs of $108 million and $222 million for the year ended December 31, 2020 and 2019, respectively. The impact per common share is $0.24 and $0.45 for the year ended December 31, 2020 and 2019.
(3) Includes COVID-19 impact on Other adjustments due to a first quarter 2020 assumption update of $1.0 billion and other COVID-19 related impacts of $86 million for the year ended December 31, 2020. The impact per common share is $2.33 and $0.19 for the year ended December 31, 2020.
(4) Includes income taxes of $(554) million for the above related COVID-19 items for the year ended December 31, 2020. The impact per common share is $(1.23) for the year ended December 31, 2020.

4Q 2020 Financial Supplement	29

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$(1,764)	$4,429	$49	$(356)	$(648)
Adjustments related to:
Variable annuity product features	4,863	(3,545)	1,980	2,169	3,912
Investment (gains) losses	(73)	(88)	(269)	(87)	(744)
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	99	102	106	113	109
Other adjustments	395	1,051	1,038	1,031	952
Income tax (expense) benefits related to above adjustments	(1,097)	531	(586)	(665)	(888)
Non-recurring tax items	(66)	(66)	(6)	2	(391)
Non-GAAP Operating Earnings	$2,357	$2,414	$2,312	$2,207	$2,302

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	(1,764)	4,429	49	(356)	(648)
Less: Preferred stock	—	(13)	(23)	(34)	(53)
Net income (loss) available to Holdings' common shareholders	$(1,764)	$4,416	$26	$(390)	$(701)
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$13,172	$14,008	$13,736	$13,348	$13,000

Return on Equity (ex. AOCI)	(13.4)%	31.5%	0.2%	(2.9)%	(5.4)%

Non-GAAP Operating Earnings	$2,357	$2,414	$2,312	$2,207	$2,302
Less: Preferred stock	—	(13)	(23)	(34)	(53)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$2,357	$2,401	$2,289	$2,173	$2,249
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$13,172	$14,008	$13,736	$13,348	$13,000

Non-GAAP Operating Return on Equity (ex. AOCI)	17.9%	17.1%	16.7%	16.3%	17.3%
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

4Q 2020 Financial Supplement	30

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$13,052	$14,672	$14,940	$13,456	$19,981	$17,498	$17,300	$15,576
Less: Preferred Stock	—	—	—	775	775	775	1,269	1,269
Total equity attributable to Holdings' common shareholders	13,052	14,672	14,940	12,681	19,206	16,723	16,031	14,307
Less: Accumulated other comprehensive income (loss)	(523)	789	1,546	844	2,289	3,928	4,188	3,863
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$13,575	$13,883	$13,394	$11,837	$16,917	$12,795	$11,843	$10,444

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020

Equity Reconciliation - Twelve Month Rolling Average (2)
Total equity attributable to Holdings' shareholders	13,132	13,474	14,117	14,030	15,762	16,469	17,059	17,589
Less: Preferred Stock	—	—	—	194	388	581	899	1,022
Total equity attributable to Holdings' common shareholders	13,132	13,474	14,117	13,836	15,375	15,888	16,160	16,567
Less: Accumulated other comprehensive income (loss)	(1,203)	(678)	101	664	1,367	2,152	2,812	3,567
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$14,334	$14,152	$14,016	$13,172	$14,008	$13,736	$13,348	$13,000

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

4Q 2020 Financial Supplement	31

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period
Average Capital - For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels (including CTE98).
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

4Q 2020 Financial Supplement	32

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Citi		Suneet Kamath			1 (212) 816-3457
Credit Suisse		Andrew Kligerman			1 (212) 325-5069
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
Goldman Sachs		Yaron Kinar			1 (212) 902-9592
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Nigel Dally			1 (212) 761-4132
RBC Capital Markets		Mark Dwelle			1 (804) 782-4008
SunTrust Robinson Humphrey		Mark Hughes			1 (615) 748-4422
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Jan '21	Oct '20	Oct '20

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A2
Equitable Financial Life Insurance Company of America			A	A+	A2

Credit Ratings:
Equitable Holdings, Inc.			—	BBB+	Baa2
AllianceBernstein Holding, L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Jessica Baehr	Thomas Lewis			Matt Asensio
(212) 314-2476	(212) 314-4638			(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
ir.equitableholdings.com				www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '20, Moody’s as of June '20.

4Q 2020 Financial Supplement	33